Exhibit 99.1

FOR IMMEDIATE RELEASE
July 1, 2025

180 Life Sciences Corp. Announces Strengthening of Legacy Intellectual Property Assets

Palo Alto, California, July 1, 2025 – 180 Life Sciences Corp. (NASDAQ: ATNF) (“180” or the “Company), an innovative biotechnology company that is currently pivoting to the global iGaming sector, today announced two significant value enhancements to its existing, legacy intellectual property (“IP”) portfolio—reinforcing part of the Company’s strategy relating to continuing to build shareholder value through scientific innovation and patent protection for legacy IP assets. These new developments reflect 180’s ongoing efforts to secure strong IP rights for its novel IP, while also positioning these assets for potential future partnering, licensing, or strategic transactions aimed at maximizing value for shareholders while the Company focuses on the global iGaming sector.

The Company has been granted and allowed protection in two discrete areas:

1.	Post Operative Cognitive Decline - The United States Patent and Trademark Office (USPTO) has granted U.S. Patent No. 12,325,744 B2, entitled “Methods and Agents for Preventing or Reducing Post-Operative Cognitive Decline.” This patent protects methods and therapeutic uses for reducing or preventing cognitive impairment in patients following a planned inflammatory trigger, such as surgery or chemotherapy. It also covers treatment of patients with cognitive disorders exacerbated by prior inflammatory exposure, strengthening 180’s IP in the neuroinflammation and surgical care space.

2.	Dupuytren’s Disease and Frozen Shoulder - The Canadian Intellectual Property Office (CIPO) has issued a Notice of Allowance for a patent application covering a method for treating localized fibrotic disorders using an IL-33 antagonist. Upon payment of the requisite fee, a Canadian patent will be granted. This intellectual property supports 180’s clinical and translational legacy focus on novel anti-fibrotic therapies, with direct applicability to disorders such as Dupuytren’s Disease and Frozen Shoulder, both of which currently lack safe and effective non-surgical treatments.

The USPTO patent granted in respect of Post Operative Cognitive Decline is owned by The Kennedy Trust, and licensed to 180, while the Canadian Notice of Allowance for a patent in respect of Dupuytren’s Disease and Frozen Shoulder is owned solely by the Company. Both patents ultimately enhance shareholder value for 180’s shareholders.

We believe that these developments significantly enhance 180’s proprietary platform across two critical therapeutic areas—neuroinflammation and fibrosis—and reinforce the Company’s existing, legacy IP estate. The Company remains actively engaged in strategic discussions concerning the advancement of these and other legacy assets in its IP portfolio; however, no definitive transaction has been agreed to date.

“These two new patent milestones demonstrate the continued productivity and relevance of 180’s legacy IP platform,” said Blair Jordan, CEO of 180. “We believe these patents represent not only innovative approaches to high-need clinical problems, but also valuable potential drivers of long-term shareholder value as we assess strategic opportunities around our legacy IP.”

About 180 Life Sciences Corp.

180 Life Sciences Corp. is an innovative biotechnology company that is currently pivoting to the global interactive technology sector, with a focus on iGaming. The Company is currently focused on leveraging its recently acquired proprietary Technology Gaming Platform and expertise through the acquisition or development of one or more online casino and related entertainment businesses.

For more information, please visit www.180lifesciences.com.

Forward-Looking Statements

This press release includes “forward-looking statements”, including information about management’s view of the Company’s future expectations, plans and prospects, within the safe harbor provisions provided under federal securities laws, including under The Private Securities Litigation Reform Act of 1995 (the “Act”). Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results and, consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements and factors that may cause such differences include, without limitation, the Company’s ability to raise funding to support its operations and commercialize its Gaming Technology Platform, the terms of such funding, and dilution caused thereby; the terms of any further financing, which may be highly dilutive and may include onerous terms; the Company’s ability to commercialize its Gaming Technology Platform, and the timing and cost associated therewith; the lack of experience of current management with operating a gaming company; the ability of the Company to build out or acquire a front end for the Gaming Technology Platform, and the costs and timing associated therewith; the ability of the Company to generate revenue from the Gaming Technology Platform, including timing and cost thereof; competition in the iGaming industry; risks relating to fraud, theft or cheating; our ability to obtain and maintain licenses, and the terms thereof; our required reliance on third party cloud service providers and providers of third-party communications infrastructure, hardware and software; the review and evaluation of strategic transactions and their impact on shareholder value; the ability of the Company to maintain the continued listing of the Company’s securities on The Nasdaq Stock Market; whether the patents and patent applications owned or licensed by the Company, such as the expected patent referred to in this release, will protect the Company’s technology and prevent others from infringing it; whether the pending patents will be granted timely or at all; our ability to monetize our legacy intellectual property assets and the timing and costs associated therewith; the Company’s ability to fully comply with numerous federal, state and local laws and regulatory requirements, as well as rules and regulations outside the United States; changes in interest rates which may make borrowing more expensive and increased inflation which may negatively affect costs, expenses and returns; expectations with respect to future performance, growth and anticipated acquisitions; expectations regarding the capitalization, resources and ownership structure of the Company; the ability of the Company to execute its plans to develop and market products and the timing and costs of these programs; estimates of the size of the markets for the Company’s planned products; potential future litigation involving the Company or the validity or enforceability of the intellectual property of the Company or lawsuits alleging that we have violated the intellectual property of others; global economic conditions; geopolitical events and regulatory changes; and the effect of changing interest rates and inflation, economic downturns and recessions, declines in economic activity or global conflicts.

These risk factors and others are included from time to time in documents the Company files with the Securities and Exchange Commission, including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks, and including the Annual Report on Form 10-K for the year ended December 31, 2024 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, and future SEC filings. These reports and filings are available at www.sec.gov and are available for download, free of charge, soon after such reports are filed with or furnished to the SEC, on the “Investors”, “SEC Filings”, “All SEC Filings” page of our website at www.180lifesciences.com. All subsequent written and oral forward-looking statements concerning the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, including the forward-looking statements included in this press release, which are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as otherwise provided by law.

Investor Contact:

Investor Relations:

Email address: ir@180lifesciences.com

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